UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date Of Report (Date Of Earliest Event Reported): August 25, 2006
NANOPHASE TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 0-22333

Delaware	36-3687863
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
1319 Marquette Drive, Romeoville, Illinois 60446
(Address of Principal Executive Offices, Including Zip Code)
(630) 771-6700
(Registrant’s Telephone Number, Including Area Code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sale of Equity Securities
Item 9.01 Financial Statements and Exhibits
Signature(s)
Exhibit 99.1 Stock Purchase Agreement
Exhibit 99.2 Registration Rights Agreement
Exhibit 99.3 Amended and Restated Cooperation Agreement

Item 1.01 Entry into a Material Definitive Agreement
On August 25, 2006, the Company entered into a Stock Purchase Agreement with Rohm and Haas Electronic Materials CMP Holdings, Inc. (“Rhom and Haas”), pursuant to which the Company issued 847,918 share of its common stock to Rohm and Haas at a purchase price of $5.8968 per share for an aggregate consideration of $5,000,000. A copy of the Stock Purchase Agreement is being filed as Exhibit 99.1 and is incorporated herein by reference.
In connection with the issuance of such shares, on August 25, 2006, the Company entered into a Registration Rights Agreement with Rohm and Haas, pursuant to which the Company has agreed to register the resale of such shares in certain circumstances. A copy of the Registration Rights Agreement is being filed as Exhibit 99.2 and is incorporated herein by reference.
On August 25, 2006, the Company entered into an Amended and Restated Cooperation Agreement with Rohm and Haas in connection with the Company’s entering into the Stock Purchase Agreement and Registration Rights Agreement with Rohm and Haas. A copy of the Amended and Restated Cooperation Agreement is being filed as Exhibit 99.3 and is incorporated herein by reference.
Item 3.02 Unregistered Sale of Equity Securities
On August 25, 2006, the Company issued 847,918 shares of its common stock to Rohm and Haas at a purchase price of $5.8968 per share for an aggregate consideration of $5,000,000 pursuant to the terms and conditions of the Stock Purchase Agreement. The price per share was calculated based on the twenty-five day average closing price of the Company’s common stock for the twenty-five day period ending on August 21, 2006. This issuance was made in reliance on the exemption from registration found in Section 4(2) of the Securities Act of 1933, as amended. No placement agent was used in this private placement.
Item 9.01 Financial Statements and Exhibits
Exhibit 99.1 Stock Purchase Agreement
Exhibit 99.2 Registration Rights Agreement
Exhibit 99.3 Amended and Restated Cooperation Agreement*
*  Confidentially requested. Confidential portions have been withheld and filed separately with the Commission as required by Rule 24b-2.
Signature(s)
     Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nanophase Technologies Corporation

Date: August 25, 2006	By:	/s/ JESS JANKOWSKI

JESS JANKOWSKI
Chief Financial Officer